Exhibit 99.1

PRESS RELEASE

SolarEdge Appoints Shuki Nir as Chief Executive Officer

MILPITAS, Calif. & HERZLIYA, Israel--(-- Dec. 5, 2024-- SolarEdge Technologies, Inc. (“SolarEdge” or the “Company”) (Nasdaq: SEDG), a global leader in smart energy technology, today announced the appointment of Mr. Shuki Nir as the Company’s new Chief Executive Officer (CEO), effective immediately. Mr. Nir, who has served as SolarEdge’s CMO since June 2024, will succeed Mr. Ronen Faier, who has served as the Company’s Interim CEO since August 2024. Mr. Faier will stay on with the Company as an advisor during a transition period to ensure a seamless leadership transition. Mr. Nir is also replacing Mr. Zvi Lando as a member of the Board of Directors.

Mr. Nir is a proven leader within the technology sector, with nearly three decades of experience in leadership roles at multinational technology companies. He was the General Manager of the consumer business at SanDisk (NASDAQ: SNDK), where he led the strategic transformation and turnaround of a loss-making division into a profitable global market leader. His extensive tenure includes strategic consulting for multinational corporations and serving on several boards, including IronSource (NYSE: IS) and Kornit Digital (NASDAQ: KRNT). Mr. Nir holds an MBA, an LLB and BA in accounting from Tel Aviv University.

“SolarEdge is gaining an accomplished and proven leader in Shuki, and I am delighted to announce him as our new CEO,” said Mr. Avery More, Chairman of the Board. “Following a rigorous global search and evaluating several outstanding external and internal candidates, Shuki stood out for his exceptional leadership, operational expertise, and ability to build high-performing teams. Having served as CMO, he already understands our operations, values, and strategic goals. We believe Shuki is the right candidate to lead SolarEdge into its next phase of growth.”

Mr. More continued: “On behalf of the Board, I would like to take this opportunity to express how grateful we are for Ronen’s contributions as Interim CEO and for his many years of service as the Company’s CFO. We are pleased that Ronen will remain with the Company as an advisor during a transition period to ensure a seamless transition.”

“I am honored to take on the opportunity to lead SolarEdge at such a crucial time for the Company and the industry”, said Mr. Nir. “The SolarEdge mission, to develop and scale renewable energy technologies that improve the way we generate, store, manage and use electrical power in every aspect of our lives, is truly inspiring. With our leading technological capabilities, best-in-class product lineup and extraordinarily talented team, I believe we have all the key ingredients to strengthen our market position and continue to deliver value to our customers, employees and shareholders.”

“The opportunities that lie ahead of the Company are exciting”, said Mr. Faier, Interim CEO. “Now is the time to transition to a new generation of leadership to drive SolarEdge’s next stage of growth. I could not be happier to welcome Shuki as SolarEdge’s next CEO; I believe he has the passion, the drive, and the vision that make him the right person to lead SolarEdge forward.”

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About SolarEdge

SolarEdge is a global leader in smart energy technology. By leveraging world-class engineering capabilities and with a relentless focus on innovation, SolarEdge creates smart energy solutions that power our lives and drive future progress. SolarEdge developed an intelligent inverter solution that changed the way power is harvested and managed in photovoltaic (PV) systems. The SolarEdge DC-optimized inverter seeks to maximise power generation while lowering the cost of energy produced by the PV system. Continuing to advance smart energy, SolarEdge addresses a broad range of energy market segments through its PV, storage, EV charging, batteries, and grid services solutions. SolarEdge is online at solaredge.com

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

 This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include information, among other things, concerning our next phase of innovation and growth, future of renewable energy, possible or assumed future results of operations, future demands for solar energy solutions, business strategies and technology developments. Forward-looking statements include statements that are not historical facts and can be identified by terms such as “anticipate,” “believe,” “could,” “seek,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” or similar expressions and the negatives of those terms.

Forward-looking statements inherently involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Given these uncertainties, you should not place undue reliance on forward-looking statements. Also, forward-looking statements represent our management’s beliefs and assumptions only as of the date of this release. Important factors that could cause actual results to differ materially from our expectations include, but are not limited to: our ability to deliver on the next phase of innovation and growth; future of renewable energy, including demand for renewable energy and solar energy solutions; our ability to forecast demand for our products accurately and to match production to such demand as well as our customers’ ability to forecast demand based on inventory levels; macroeconomic conditions in our domestic and international markets, as well as inflation concerns, rising interest rates, and recessionary concerns; changes, elimination or expiration of government subsidies and economic incentives for on-grid solar energy applications; changes in the U.S. trade environment; federal, state, and local regulations governing the electric utility industry with respect to solar energy; changes in tax laws, tax treaties, and regulations or the interpretation of them, including the Inflation Reduction Act; the retail price of electricity derived from the utility grid or alternative energy sources; interest rates and supply of capital in the global financial markets in general and in the solar market specifically; competition, including introductions of power optimizer, inverter and solar photovoltaic system monitoring products by our competitors; developments in alternative technologies or improvements in distributed solar energy generation; historic cyclicality of the solar industry and periodic downturns; product quality or performance problems in our products; shortages, delays, price changes, or cessation of operations or production affecting our suppliers of key components; disruption in our global supply chain and rising prices of oil and raw materials as a result of the conflict between Russia and Ukraine; our customers’ financial stability and our ability to retain customers; our ability to retain key personnel and attract additional qualified personnel; performance of distributors and large installers in selling our products; consolidation in the solar industry among our customers and distributors; our ability to manage effectively the growth of our organization and expansion into new markets and integration of acquired businesses; our ability to recognize expected benefits from restructuring plans; any unauthorized access to, disclosure, or theft of personal information or unauthorized access to our network or other similar cyber incidents; disruption to our business operations due to the evolving state of war in Israel and political conditions related to the Israeli government's plans to significantly reduce the Israeli Supreme Court's judicial oversight; our dependence on ocean transportation to timely deliver our products in a cost-effective manner; fluctuations in global currency exchange rates; changes in tax laws, tax treaties, and regulations or the interpretation of them, including the Inflation Reduction Act; changes in the U.S. trade environment, including the imposition of import tariffs; business practices and regulatory compliance of our raw material suppliers; our ability to maintain our brand and to protect and defend our intellectual property; the impairment of our goodwill or other intangible assets; volatility of our stock price; our customers’ financial stability, creditworthiness, and debt leverage ratio; our ability to retain key personnel and attract additional qualified personnel; our ability to effectively design, launch, market, and sell new generations of our products and services; our ability to retain, and events affecting, our major customers; our ability to service our debt; and the other factors set forth under “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023, filed on February 26, 2024, and in other documents we file from time to time with the SEC that disclose risks and uncertainties that may affect our business. The preceding list is not intended to be an exhaustive list of all of our forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that future results, levels of activity, performance and events and circumstances reflected in the forward-looking statements will be achieved or will occur. Statements in this press release speak only as of the date they were made. The Company undertakes no duty or obligation to update any forward-looking statements contained in this release, whether as a result of new information, future events or changes in its expectations or otherwise, except as may be required by applicable law, regulation or other competent legal authority.

Press Contact
SolarEdge Technologies, Inc.
Lily Salkin, Senior Global PR Manager
Lily.salkin@solaredge.com

Investor Contacts
SolarEdge Technologies, Inc.
JB Lowe, Head of Investor Relations
investors@solaredge.com

Sapphire Investor Relations, LLC
Erica Mannion or Michael Funari
investors@solaredge.com